                                                                   Exhibit 10.26


                             WAIVER AND AMENDMENT TO
                       SENIOR SUBORDINATED LOAN AGREEMENT


            WAIVER AND AMENDMENT, dated as of May 1, 2001 ("Agreement"), in reference to the SENIOR SUBORDINATED LOAN AGREEMENT, dated as of August 1, 2000 (as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified, the "Loan Agreement"), among GLOBAL ENERGY EQUIPMENT GROUP, L.L.C., a Delaware limited liability company (the "Borrower"), and the various lenders party thereto (the "Lenders").

                               W I T N E S S E T H:
                               - - - - - - - - - -


            WHEREAS, Global Power Equipment Group Inc. (f/k/a GEEG Inc.) ("GPEG"), a wholly-owned subsidiary of the Borrower, intends to conduct an initial public offering (the "IPO") of its common stock, and has provided the Lenders with a copy of the registration statement relating to the IPO that was filed with the Securities and Exchange Commission on April 17, 2001;

            WHEREAS, in connection with the IPO, GEEG Acquisition Holdings Corp., GEEG Holdings L.L.C. ("GHLLC"), GEEG Acquisition Holdings, LLC, GPEG and the Borrower intend to conduct a series of reorganization transactions more fully described in Annex 1 (the "Reorganization"); and

            WHEREAS, the Required Lenders agree to consent to the waivers to and amendment of the Loan Agreement as provided herein, subject to the terms and conditions herein;

            NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the Borrower and the Required Lenders agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the Loan Agreement shall have such meanings when used in this Agreement.

                                   ARTICLE II

                              WAIVER AND AMENDMENT


      SECTION 2.1. Waivers. Subject to the conditions and on the terms set forth herein, and in reliance on the representations and warranties of the Borrower contained herein, each Lender party hereto consents to the consummation of the Reorganization and agrees to waive, pursuant to Section 8.4 of the Loan Agreement, any Default or Event of Default which may occur pursuant to Section
8.1 of the Loan Agreement solely by reason of the consummation thereof, including, without limitation, any failure of the Borrower to comply with (such waivers to become effective immediately prior to, and subject to the immediately subsequent, consummation of the IPO):

            (a) Section 3.2(a) or (b) of the Loan Agreement, with respect to any Change of Control or Asset Sale which may arise solely as a result of the Reorganization, it being understood that GPEG shall be required to prepay Loans to the extent, and on the terms, described in the penultimate sentence of Annex I hereto; provided, however, that no Change of Control under clause (a) of the definition thereof shall have occurred and be continuing after the Reorganization;

            (b) Section 7.1 of the Loan Agreement, as it would apply to the merger of the Borrower with and into GHLLC, with GHLLC as the surviving entity; provided GPEG shall comply with the provisions of Section 7.1(a)(i) and 7.1(b) in respect of the subsequent merger of GHLLC with and into GPEG, with GPEG as the surviving entity and, thereafter, the "Borrower" pursuant to the Loan Agreement; provided that Section 7.1(a)(iii) of the Loan Agreement shall not be violated by the Reorganization;

            (c) Section 6.7(a) of the Loan Agreement, to the extent of cash payments of up to $6.8 million to holders of GHLLC's preferred units pursuant to the Reorganization; provided that such cash payments shall count as Restricted Payments under Section

      6.7(a)(C) of the Loan Agreement for purposes of calculating the amount of Restricted Payments made on or after the Closing Date; and

            (d) Section 6.13 of the Loan Agreement, as a result of the issuance by GPEG of shares of its common stock in exchange for membership interests in GHLLC pursuant to the Reorganization.

      SECTION 2.2. Amendment. Subject to the conditions and on the terms set forth herein, and in reliance on the representations and warranties of the Borrower contained herein, clause (vi) of Section 6.10(b) of the Loan Agreement is restated in its entirety as follows (such restatement to become effective immediately prior to, and subject to the immediately subsequent, consummation of the IPO):

      "(vi) so long as no Default has occurred and is continuing, (A) payments not exceeding, in any fiscal year, $1.25 million to Harvest and its Affiliates in respect of management and advisory services rendered by them to the Borrower, so long as such fees accrue ratably throughout the year and are payable in advance semi-annually beginning on August 1, 2001, (B) a payment of $500,000 to Harvest in connection with the refinancing of the Senior Credit Facility and (C) payment of $278,711 to Saw Mill Capital L.L.C. for termination of the management agreement between Holdings and Saw Mill L.L.C.".

                                   ARTICLE III

                              CONDITIONS PRECEDENT


            This Agreement shall become effective, as of the date hereof, upon satisfaction of each of the conditions precedent set forth in this Article III (the first date as of which each such condition has been satisfied being herein called the "Effective Date").

      SECTION 3.1. Counterparts and Lender Consents. Each Lender shall have been sent counterparts hereof executed on behalf of the Borrower and the Required Lenders.


      SECTION 3.2. Closing Fees, Expenses. The Borrower shall have paid the reasonable fees and disbursements of Cahill Gordon & Reindel incurred in connection with this Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES


            In order to induce each Lender to enter into this Agreement, the Borrower represents and warrants unto each Lender, as of the date hereof, as set forth in this Article IV.

      SECTION 4.1. Representations and Warranties. The representations and warranties set forth in Article VI of the Loan Agreement and in each other Credit Document are, in each case, true and correct in all material respects with the same effect as if made as of the date hereof (unless stated to relate to a specified earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

      SECTION 4.2. Due Authorization, Non-Contravention, Etc. The execution, delivery and performance by the Borrower of this Agreement and each other Credit Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Credit Document executed or to be executed by it, and each Obligor's participation in the transactions contemplated hereby (including each aspect of the Reorganization) are (or, in the case of the consummation of the Reorganization, will be) within each Obligor's corporate powers, have been (or, in the case of the consummation of the Reorganization, will be) duly authorized by all necessary corporate action, and do not (or, in the case of the consummation of the Reorganization, will be)

            (a) contravene (i) the charter or by-laws or similar organizational documents of any Obligor, (ii) any material contractual restriction binding on or affecting any Obligor, (iii) any court decree or order binding on or affecting any Obligor or (iv) any material law or governmental regulation binding on or affecting any Obligor; or

            (b) result in, or require the creation or imposition of, any Lien on any Obligor's properties (except as permitted by the Senior Credit Facility).

      SECTION 4.3. Government Approval, Regulation, Etc. Other than those authorizations, approvals or other actions by, and notices to or filings with, any governmental authority or regulatory body, if any, which have been duly obtained or made and are in full force and effect, no additional material authorization or approval or other action by, and no additional notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower or any other Obligor of this Agreement, the Loan Agreement or any other Credit Document to which it is a party.

      SECTION 4.4. Validity, Etc. Each of this Agreement and the Loan Agreement constitutes the valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with its respective terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity); and each Credit Document executed pursuant hereto by each other Obligor will, on the due execution and delivery thereof by such Obligor, be the legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by principles of equity).

      SECTION 4.5. Accuracy of Information. The information that has been heretofore or is contemporaneously furnished or will be furnished to the Lenders by or on behalf of any Obligor in connection with this Agreement does not, and will not, as of the date such information is furnished or certified, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were furnished, not misleading.

      SECTION 4.6. Compliance With Loan Agreement. As of the execution and delivery of this Agreement, each Obligor is in compliance in all material respects with all the terms and conditions of the Loan Agreement and the other Credit Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.

                                    ARTICLE V

                                  MISCELLANEOUS

      SECTION 5.1. Full Force and Effect. Except as expressly set forth herein, the terms, provisions and conditions of the Loan Agreement and the other Credit Documents shall remain in full force and effect and are in all respects hereby ratified and confirmed. Other than as specifically provided herein, this Agreement shall not operate as a waiver or amendment of any right, power or privilege of any Lender under the Loan Agreement or any other Credit Document or of any other term or condition of the Loan Agreement or any other Credit Document. The Obligors further acknowledge and agree that the acceptance by the Lenders of this Agreement shall not be construed in any manner to establish (or indicate) any course of dealing on any Lender's part, including, without limitation, the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Credit Document with respect to any future amendment, waiver, supplement or other modification to any Credit Document or any arrangement contemplated by any Credit Document.

      SECTION 5.2. Credit Document Pursuant to Loan Agreement. This Agreement is a Credit Document executed pursuant to the Loan Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Loan Agreement. Any breach of any representation or warranty in any material respect, or any breach of any covenant or agreement, contained in this Agreement shall be deemed to be an Event of Default for all purposes of the Loan Agreement and the other Credit Documents.

      SECTION 5.3. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

      SECTION 5.4. Execution in Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      SECTION 5.5. Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Agreement.

      SECTION 5.6. GOVERNING LAW; Entire Agreement. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement and the other Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

      SECTION 5.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.


                                    GLOBAL ENERGY EQUIPMENT GROUP, L.L.C.,
                                       a Delaware limited liability company


                                    By:  /s/  Larry Edwards
                                       -----------------------------------------
                                       Name:  Larry Edwards
                                       Title:  Chief Financial Officer

                                    Name of Lender:

                                    ARES Leveraged Investment Fund, L.P.
                                    -------------------------------------------
                                    (please print name)



                                    By:  /s/  Jeff Serota
                                       -----------------------------------------
                                    Name:  Jeff Serota
                                    Title:  Vice President

                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $ 3,750,000
                                     --------------

                                    Name of Lender:

                                    ARES Leveraged Investment Fund II, L.P.
                                    --------------------------------------------
                                    (please print name)



                                    By:  /s/  Jeff Serota
                                       -----------------------------------------
                                    Name:  Jeff Serota
                                    Title:  Vice President

                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $ 3,750,000
                                     --------------

                                    Name of Lender:

                                    Cartyle High Yield Partners, L.P.
                                    --------------------------------------------
                                    (please print name)



                                    By:  /s/  Jack Mann
                                       -----------------------------------------
                                    Name:  Jack Mann
                                    Title:  Managing Director

                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $ 3,000,000
                                     --------------

                                    Name of Lender:

                                    DLJ ESC II, L.P.
                                    --------------------------------------------
                                    (please print name)



                                    By:  /s/  Edward A. Poletti
                                       -----------------------------------------
                                    Name:  Edward A. Poletti
                                    Title:  Senior Vice President



                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $ 1,722,215
                                     --------------

                                    Name of Lender:

                                    DLJ Investment Funding II, Inc.
                                    --------------------------------------------
                                    (please print name)



                                    By:  /s/  Tony Daddino
                                       -----------------------------------------
                                    Name:  Tony Daddino
                                    Title:  President

                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $ 737,987
                                     --------------

                                    Name of Lender:

                                    Illegible
                                    --------------------------------------------
                                    (please print name)



                                    By:  /s/  Edward A. Poletti
                                       -----------------------------------------
                                    Name:  Edward A. Poletti
                                    Title:  Vice President



                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $ 3,468,795
                                     --------------

                                    Name of Lender:

                                    Illegible
                                    --------------------------------------------
                                    (please print name)



                                    By:  /s/  Edward A. Poletti
                                       -----------------------------------------
                                    Name:  Edward A. Poletti
                                    Title:  Vice President



                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $ 7,805,504
                                     --------------

                                    Name of Lender:

                                    DLJ Securities Corporation
                                    --------------------------------------------
                                    (please print name)



                                    By:  /s/  Howard Shams
                                       -----------------------------------------
                                    Name:  Howard Shams
                                    Title:  Managing Director

                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $
                                     --------------

                                    Name of Lender:

                                    Golden Tree Asset Management as Agent for
                                    Deutsche Bank Sharps Pixley Inc.
                                    --------------------------------------------
                                    (please print name)




                                    By:  Signature Illegible
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $
                                     --------------------------

                                    Name of Lender:

                                    Golden Tree Management as Agent for
                                    Highbridge International LLC
                                    --------------------------------------------
                                    (please print name)



                                    By:     Signature Illegible
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $
                                     -------------------

                                    Name of Lender:

                                    Golden Tree High Yield Partners
                                    --------------------------------------------
                                    (please print name)



                                    By: Signature Illegible
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $
                                     ------------------

                                    Name of Lender:

                                    GSC Partners  CDO Fund, Limited
                                    --------------------------------------------
                                    (please print name)



                                    By:  Signature Illegible
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $
                                     ------------------

                                    Name of Lender:

                                    J.H. Whitney Market Value Fund, L.P.
                                    By: Whitney Market Value GP, LLC
                                    --------------------------------------------
                                    (please print name)



                                    By:  /s/  Michael B. DeFlorio
                                       -----------------------------------------
                                    Name:  Michael B. DeFlorio
                                    Title:  Managing Director



                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $ 3,000,000
                                     ------------------

                                    Name of Lender:

                                    Magnetite Asset Investors L.L.C.
                                    By: Black Rock Financial Management, Inc.
                                    --------------------------------------------
                                    (please print name)



                                    By:  /s/  Dennis M. Schaney
                                       -----------------------------------------
                                    Name:  Dennis M. Schaney
                                    Title:  Managing Director



                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $ 7,500,000
                                     ------------------

                                    NORSE CBO, LTD.

                                    By: Regiment Capital Management, LLC
                                    as its Investment Advisor



                                    By: Regiment Capital Advisors, LLC
                                    its Manager and pursuant to delegated
                                    authority




                                    By:  /s/  Timothy Peterson
                                       -----------------------------------------
                                    Name:  Timothy Peterson
                                    Title:  President

                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $ 1,000,000
                                     ------------------

                                    REGIMENT CAPITAL, LTD




                                    By: Regiment Capital Management, LLC
                                    as its Investment Advisor




                                    By: Regiment Capital Advisors, LLC
                                    its Manager and pursuant to delegated
                                    authority




                                    By:  /s/  Timothy Peterson
                                       -----------------------------------------
                                    Name:  Timothy Peterson
                                    Title:  President

                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $ 1,000,000
                                     ------------------

                                    Stanfield CLO Ltd.
                                    By: Stanfield Capital Partners LLC as its
                                    Collateral Manager




                                    By:  /s/  Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title:  Partner



                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $
                                     ------------------

                                    Stanfield/RMF Transatlantic CDO Ltd.
                                    By: Stanfield Capital Partners LLC as its
                                    Collateral Manager




                                    By:  /s/  Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title:  Partner



                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $
                                     ------------------

                                    Windsor Loan Funding, Limited
                                    By: Stanfield Capital Partners LLC as its
                                    Investment Advisor




                                    By:  /s/  Christopher A. Bondy
                                       -----------------------------------------
                                    Name:  Christopher A. Bondy
                                    Title:  Partner



                                    If second signature necessary:

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    Amount of Loans:
                                    $
                                     ------------------